SHERIDAN HEALTHCARE, INC.
                                  EXHIBIT 21.1
                     Schedule of Subsidiaries and Affiliates
                            (As of December 31, 1998)

SHERIDAN HEALTHCARE, INC., a Delaware corporation

I.   SUBSIDIARIES:

     A.  SHERIDAN HEALTHCORP, INC., a Florida corporation

         SUBSIDIARIES:

         1.   SHERIDAN HEALTHCARE OF WEST FLORIDA, INC., a Florida corporation

         2.   PRIMEDICA HEALTHCARE, INC., a Florida corporation

         3.   SHERIDAN NEW GENERATIONS, INC., a Florida corporation

         4. INTERVENTIONAL REHABILITATION OF SOUTH FLORIDA, INC., a Florida corporation

         5.   SOUTHEAST PERINATAL ASSOCIATES, INC., a Florida corporation

     B.  MEDISERV, INC., a Florida corporation

     C.  SHERIDAN CHILDREN'S HEALTHCARE SERVICES, INC., a Florida corporation

         SUBSIDIARY:

         1. SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF WEST VIRGINIA, INC., a West Virginia corporation

     D.  CHILDREN'S HOSPITAL SERVICES, INC., a Florida corporation

     E.  SHERIDAN HEALTHCARE OB/GYN, INC., a Florida corporation

     F.  SHERIDAN FINANCE CORP., a Delaware corporation

     G.  FELIX A. ESTRADA, M.D., INC., a Florida corporation

     H.  DR. IAN JEFFRIES NEONATOLOGY ASSOCIATES, INC., a Florida corporation

     I.  ANDREW B. KAIRALLA, M.D., INC., a Florida corporation

     J.  COMPREHENSIVE PAIN MEDICINE, INC., a Florida corporation

     K.  NORTHWEST FLORIDA ANESTHESIA CONSULTANTS, INC., a Florida corporation

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II.      AFFILIATES:

         A. SHERIDAN MEDICAL HEALTHCORP, P.C., a New York professional corporation

                  SUBSIDIARY:

                  1.       SHERIDAN STC CORP., a Delaware corporation

         B. SHERIDAN HEALTHCARE OF TEXAS, P.A., a Texas professional association

         C. SHERIDAN HEALTHCARE OF CALIFORNIA MEDICAL GROUP, INC., a California professional corporation

         D.       SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF
                  PENNSYLVANIA, P.C., a Pennsylvania professional corporation

III.     OTHER MANAGED AFFILIATES:

         A.       BECERRA & AUGUSTINO, M.D., INC., a Florida corporation

         B.       CASTILLO-PLAZA & ASSOCIATES, M.D., INC., a Florida corporation

         C. DRS. GRABIOS, FIRESTONE, HALFON & LEBOW, INC., a Florida corporation

         D. WOMAN TO WOMAN OBSTETRICS & GYNECOLOGY, INC., a Florida corporation

         E.       FREDERICK N. HERMAN, M.D., INC., a Florida corporation

         F. TARANCO & ASSOCIATES ANESTHESIOLOGY GROUP, INC., a Florida corporation

         G.       MICHAEL CAVENEE, M.D., P.A., a Texas professional association

         H.       KENNETH TRIMMER, M.D., P.A., a Texas professional association

         I.       GYNECOLOGIC ONCOLOGY ASSOCIATES, INC., a Florida corporation

         J.       ELIEZER J. LIVNAT, M.D., INC., a Florida corporation

         K.       SANTIAGO H. TRIANA, M.D., INC., a Florida corporation

         L.       HENRY U. PARL, M.D., INC., a Florida corporation

         M.       NEWMAN,  SCHNEIDER,   SANTOS  AND  STEMPEL,  INC.,  a  Florida
                  corporation